Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Announces All-Time Record Quarterly Earnings Per Share
More Than Triples Earnings Per Share from 3Q19’s $2.04 to 3Q20’s $6.83;
Strong Cost Leverage; U.K. Performance Rebounds
HOUSTON, October 29, 2020 - Group 1 Automotive, Inc. (NYSE: GPI), (“Group 1” or the “Company”), an international, Fortune 500 automotive retailer, today reported 2020 third quarter net income of $126.4 million, diluted earnings per common share of $6.83, adjusted net income (a non-GAAP measure) of $129.0 million, and adjusted diluted earnings per common share (a non-GAAP measure) of $6.97. This compares to diluted earnings per common share of $2.04 and adjusted diluted earnings per common share (a non-GAAP measure) of $3.02 in 2019. The Company’s 2020 third quarter total revenue was $3.0 billion.
Third quarter 2020 adjusted net income and diluted earnings per share excluded a net after-tax adjustment related to a loss on debt redemption of $3.3 million, or $0.14 per share. Third quarter 2019 adjusted net income and diluted earnings per share excluded approximately $18.4 million net after-tax adjustments, or $0.98 per common share. These adjustments consist primarily of $9.0 million related to catastrophic weather events, or $0.48 per common share; non-cash asset impairments of $8.3 million, or $0.44 per common share; and $1.1 million related to dealership and real estate transactions, or $0.06 per common share. Reconciliations of non-GAAP financial measures are included in the attached financial tables. Certain disclosures may not compute due to rounding.
“Our record earnings are a function of our hard working, resilient teammates and a responsive and creative management team that quickly reacted to the realities of the pandemic. As we rebuilt our U.S. and U.K. businesses from the extreme furlough levels in April, we targeted a 20% efficiency improvement in our sales and service processes, which drove our key cost metric, SG&A as a percent of gross profit, below 60% for the first time in our history. Lower U.S. vehicle sales were offset by improved F&I performance and higher margins supported by lower inventory levels. Additionally, our U.K. business turned in a record performance with year-over-year growth in service and vehicle sales,” said Earl J. Hesterberg, Group 1’s President and Chief Executive Officer.
Liquidity & Capital Resources Update
As of September 30, 2020, the Company’s total cash liquidity was $193 million. There was also $273 million of borrowing capacity on the Company’s U.S. syndicated acquisition line, bringing total immediate liquidity to $466 million at the end of the third quarter 2020.
As previously announced, the Company redeemed all $550 million of its outstanding 5.00% notes due 2022 during the third quarter of 2020. This redemption was funded with $550 million of newly issued 4.00% notes due 2028. Along with the April 2020 redemption of the 5.25% notes due 2023, the Company now has no material debt maturities before its U.S. Credit Facility matures in June of 2024. The debt restructuring undertaken this year will save the Company over $15 million in annual interest expense.
During the third quarter of 2020, the Company generated $25 million of operating cash flow ($121 million of adjusted operating cash flow), which brings the year-to-date operating cash flow to $713 million ($358 million of adjusted operating cash flow). This cash generation has been partially used to reduce non-floorplan debt by $159 million since the end of 2019. Additionally, the Company’s U.S. credit facility rent-adjusted leverage ratio was reduced to 2.5 times at the end of September 2020, or down from 3.3 times at the end of 2019.

Share Repurchase Authorization & Dividend
On October 6, 2020, the Company announced a new $200 million share repurchase program. Purchases may be made from time to time, based on market conditions, legal requirements and other corporate considerations, in the open market or in privately negotiated transactions, and subject to Board approval and covenant restrictions. The Company expects to reinstate a quarterly cash dividend following its board meeting in mid-November 2020, and payable in mid-December 2020.
Consolidated Results for Third Quarter 2020 (year-over-year comparable basis)
For ease of comparison, constant currency metrics (a non-GAAP measure) are included below (shown in parenthesis) and within the financial tables that follow:

•	Total revenue decreased 2.5 percent (-2.9 percent), to $3.0 billion.

•	Total gross profit increased 10.0 percent (9.8 percent), to $512.0 million.

•	New vehicle revenues decreased 4.3 percent (-4.6 percent) on a 10.7 percent decrease in unit sales.

•	Retail used vehicle revenues decreased 0.3 percent (-1.1 percent) on 7.1 percent lower unit sales.

•	Parts and service gross profit decreased 0.9 percent (-1.1 percent) on revenue decrease of 2.1 percent (-2.0 percent).

•	Finance and Insurance (F&I) gross profit per retail unit (PRU) increased 11.5 percent (11.3 percent), to $1,655.

•	Selling, General and Administrative (SG&A) expenses as a percent of gross profit decreased 1,630 basis points, to 59.7 percent.
Segment Results for Third Quarter 2020 (year-over-year comparable basis)

•	United States:
The Company’s U.S. operations accounted for 73.8 percent of total revenues and 81.1 percent of total gross profit. Total U.S. revenues decreased 7.4 percent, to $2.2 billion. Total gross profit increased 7.4 percent, to $415.7 million. Same Store U.S. total gross profit increased 6.4 percent, to $409.5 million.

•
Same Store new vehicle revenue declined 9.9 percent, with units decreasing 15.7 percent. New vehicle gross profit increased 34.3 percent as gross profit per unit increased $1,052, a 59.3 percent increase, to $2,824, as higher new vehicle margins more than offset the gross profit impact from lower volumes.

•
Same Store total used vehicle revenue declined 8.5 percent, with total used units decreasing 13.9 percent, as inventory shortages hampered sales later in the quarter. Same Store total used gross profit increased 26.6 percent as higher gross profit per unit (used retail gross profit per unit increased $510, a 36.7 percent increase, to $1,898).

•
Parts and service revenues decreased 2.7 percent and gross profit decreased by 3.1 percent. Same Store parts and service revenues decreased 3.3 percent. Same Store parts and service gross profit decreased 4.0 percent, to $163.8 million.

•	F&I revenues decreased 0.3 percent, to $113.0 million. F&I gross profit PRU grew $285, to $2,030, or 16.3 percent. Same Store F&I gross profit PRU increased $290, to $2,041, or 16.6 percent.

•	SG&A expenses as a percent of gross profit decreased 1,470 basis points, to 59.0 percent.

•	United Kingdom:
Constant currency metrics (a non-GAAP measure) are included below (shown in parenthesis) and within the financial tables that follow:
The Company’s U.K. operations accounted for 24.4 percent of total revenues and 17.1 percent of total gross profit. Same Store total revenues increased 22.6 percent (17.3 percent), to $707.0 million. Same Store total gross profit increased 31.6 percent (25.7 percent), to $82.8 million. Same Store SG&A expenses as a percent of gross profit decreased 2,600 basis points, to 60.6 percent.

•	Brazil:
Constant currency metrics (a non-GAAP measure) are included below (shown in parenthesis) and within the financial tables that follow:
The Company’s Brazilian operations accounted for 1.8 percent of total revenues and 1.7 percent of total gross profit. Same Store total revenues decreased 50.9 percent (-33.6 percent), driven by constant currency revenue decreases of 54.4 percent (-38.3 percent) in new vehicles, 50.6 percent (-33.1 percent) in total used vehicles, 41.1 percent (-20.3 percent) in F&I, and 32.5 percent (-8.4 percent) in parts and service. The decreases were driven by local shelter-in-place orders that, on average, completely closed the Company’s Brazilian operations for over a month during the quarter and continues to restrict operating hours. Same Store SG&A expenses as a percent of gross profit decreased 290 basis points, to 79.8 percent.
Corporate Development
Year-to-date 2020, the Company disposed of a Nissan franchise in Mississippi during October, which generated approximately $30 million in trailing-twelve-month revenues.
Third Quarter 2020 Earnings Conference Call Details
Group 1’s senior management will host a conference call today at 10 a.m. ET to discuss the third quarter 2020 financial results. The conference call will be simulcast live on the Internet at www.group1auto.com, then click on ‘Investor Relations’ and then ‘Events’ or through this link: http://www.group1corp.com/events. A webcast replay will be available for 30 days.
The conference call will also be available live by dialing in 15 minutes prior to the start of the call at:
Domestic:     1-888-609-1607
International:     1-862-298-0705
Passcode:    56690934
A telephonic replay will be available following the call through November 6, 2020 by dialing:
Domestic:     1-888-539-4649
International:     1-754-333-7735
Replay ID:    153906
ABOUT GROUP 1 AUTOMOTIVE, INC.
Group 1 owns and operates 185 automotive dealerships, 241 franchises, and 49 collision centers in the United States, the United Kingdom and Brazil that offer 31 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.
Investors please visit www.group1corp.com, www.group1auto.com, www.group1collision.com, www.facebook.com/group1auto, and www.twitter.com/group1auto, where Group 1 discloses additional information about the Company, its business, and its results of operations.

FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements include statements regarding our goals, plans, and business strategy to repurchase shares of Group 1 common stock, our expectations regarding the reinstatement of our quarterly dividend as well as other statements, and may include words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "should," "foresee," "may" or "will" and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) board approval of future dividends, (b) general economic and business conditions, (c) the level of manufacturer incentives, (d) the future regulatory environment, (e) our ability to obtain an inventory of desirable new and used vehicles, (f) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (g) our cost of financing and the availability of credit for consumers, (h) our ability to complete acquisitions and dispositions and the risks associated therewith, (i) foreign exchange controls and currency fluctuations, (j) our ability to retain key personnel, (k) the impacts of COVID-19 on our business, (l) the impacts of any potential global recession, and (m) our ability to maintain sufficient liquidity to operate. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.
NON-GAAP FINANCIAL MEASURES, SAME STORE DATA, AND OTHER DATA
In addition to evaluating the financial condition and results of our operations in accordance with U.S. GAAP, from time to time our management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, profitability improvement initiatives, and other events outside of normal, or “core,” business and operations, by considering alternative financial measures not prepared in accordance with U.S. GAAP. In our evaluation of results from time to time, we exclude items that do not arise directly from core operations, such as non-cash asset impairment charges, out-of-period adjustments, legal matters, gains and losses on dealership franchise or real estate transactions, and catastrophic events, such as hailstorms, hurricanes, and snow storms. Because these non-core charges and gains materially affect the Company’s financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. This includes evaluating measures such as adjusted selling, general and administrative expenses, adjusted net income, adjusted diluted earnings per share, and constant currency. These adjusted measures are not measures of financial performance under U.S. GAAP, but are instead considered non-GAAP financial performance measures. Non-GAAP measures do not have definitions under U.S. GAAP and may be defined differently by, and not be comparable to similarly titled measures used by, other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with U.S. GAAP. We caution investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable U.S. GAAP measures.

In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Our management also uses these adjusted measures in conjunction with U.S. GAAP financial measures to assess our business, including communication with our Board of Directors, investors, and industry analysts concerning financial performance. We disclose these non-GAAP measures, and the related reconciliations, because we believe investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance. The exclusion of certain expenses in the calculation of non-GAAP financial measures should not be construed as an inference that these costs are unusual or infrequent. We anticipate excluding these expenses in the future presentation of our non-GAAP financial measures.
In addition, we evaluate our results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our underlying business and results of operations, consistent with how we evaluate our performance. We calculate constant currency percentages by converting our current period reported results for entities reporting in currencies other than U.S. dollars using comparative period exchange rates rather than the actual exchange rates in effect during the respective periods. The constant currency performance measures should not be considered a substitute for, or superior to, the measures of financial performance prepared in accordance with U.S. GAAP. The Same Store amounts presented include the results of dealerships for the identical months in each period presented in comparison, commencing with the first full month in which the dealership was owned by us and, in the case of dispositions, ending with the last full month it was owned by us. Same Store results also include the activities of our corporate headquarters.
Certain amounts in the financial statements may not compute due to rounding. All computations have been calculated using unrounded amounts for all periods presented.
SOURCE: Group 1 Automotive, Inc.
Investor contacts:
Sheila Roth
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | sroth@group1auto.com
Media contacts:
Pete DeLongchamps
Senior Vice President, Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

Group 1 Automotive, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In millions, except per share data)

	Three Months Ended September 30,
	2020	2019	Increase/(Decrease)	% Change
REVENUES:
New vehicle retail sales	$1,580.7	$1,652.3	$(71.7)	(4.3)%
Used vehicle retail sales	867.2	869.7	(2.5)	(0.3)%
Used vehicle wholesale sales	86.7	85.2	1.5	1.7%
Parts and service sales	375.6	383.5	(7.9)	(2.1)%
Finance, insurance and other, net	129.5	127.5	2.0	1.5%
Total revenues	3,039.6	3,118.3	(78.7)	(2.5)%
COST OF SALES:
New vehicle retail sales	1,481.5	1,577.0	(95.5)	(6.1)%
Used vehicle retail sales	796.1	815.5	(19.4)	(2.4)%
Used vehicle wholesale sales	80.7	84.9	(4.2)	(4.9)%
Parts and service sales	169.4	175.4	(6.0)	(3.4)%
Total cost of sales	2,527.7	2,652.7	(125.0)	(4.7)%
GROSS PROFIT	512.0	465.6	46.3	10.0%
Selling, general and administrative expenses	305.8	353.9	(48.1)	(13.6)%
Depreciation and amortization expense	19.1	18.2	0.9	5.2%
Asset impairments	—	10.3	(10.3)	(100.0)%
INCOME (LOSS) FROM OPERATIONS	187.1	83.3	103.8	124.7%
Floorplan interest expense	8.1	15.3	(7.2)	(47.1)%
Other interest expense, net	14.6	18.9	(4.3)	(22.8)%
(Gain) loss on extinguishment of debt	3.3	—	3.3	—%
INCOME (LOSS) BEFORE INCOME TAXES	161.0	49.0	112.0	228.6%
(Benefit) provision for income taxes	34.6	10.9	23.6	215.7%
NET INCOME (LOSS)	$126.4	$38.0	$88.4	232.3%
Less: Earnings (loss) allocated to participating securities	4.5	1.4	3.1	225.7%
Net income (loss) available to diluted common shares	$121.9	$36.7	$85.2	232.5%
DILUTED EARNINGS (LOSS) PER SHARE	$6.83	$2.04	$4.80	235.2%
Weighted average dilutive common shares outstanding	17.8	18.0	(0.1)	(0.8)%
Weighted average participating securities	0.7	0.7	—	(3.6)%
Total weighted average shares	18.5	18.7	(0.2)	(0.9)%
Effective tax rate	21.5%	22.3%	(0.9)%

Group 1 Automotive, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In millions, except per share data)

	Nine Months Ended September 30,
	2020	2019	Increase/(Decrease)	% Change
REVENUES:
New vehicle retail sales	$3,985.5	$4,632.2	$(646.7)	(14.0)%
Used vehicle retail sales	2,287.4	2,527.8	(240.4)	(9.5)%
Used vehicle wholesale sales	221.9	273.4	(51.5)	(18.8)%
Parts and service sales	1,028.2	1,130.8	(102.6)	(9.1)%
Finance, insurance and other, net	338.7	368.2	(29.5)	(8.0)%
Total revenues	7,861.7	8,932.4	(1,070.7)	(12.0)%
COST OF SALES:
New vehicle retail sales	3,759.7	4,415.7	(656.0)	(14.9)%
Used vehicle retail sales	2,127.9	2,372.5	(244.5)	(10.3)%
Used vehicle wholesale sales	212.9	272.7	(59.8)	(21.9)%
Parts and service sales	473.9	520.1	(46.2)	(8.9)%
Total cost of sales	6,574.4	7,581.0	(1,006.6)	(13.3)%
GROSS PROFIT	1,287.2	1,351.4	(64.1)	(4.7)%
Selling, general and administrative expenses	870.9	1,020.3	(149.4)	(14.6)%
Depreciation and amortization expense	56.5	53.0	3.4	6.5%
Asset impairments	23.8	10.8	13.0	120.9%
INCOME (LOSS) FROM OPERATIONS	336.0	267.2	68.8	25.7%
Floorplan interest expense	31.1	47.0	(15.9)	(33.8)%
Other interest expense, net	49.0	55.8	(6.9)	(12.3)%
(Gain) loss on extinguishment of debt	13.7	—	13.7	—%
INCOME (LOSS) BEFORE INCOME TAXES	242.2	164.4	77.8	47.3%
(Benefit) provision for income taxes	55.8	38.5	17.4	45.1%
NET INCOME (LOSS)	$186.4	$125.9	$60.5	48.0%
Less: Earnings (loss) allocated to participating securities	6.7	4.7	2.0	43.0%
Net income (loss) available to diluted common shares	$179.7	$121.2	$58.4	48.2%
DILUTED EARNINGS (LOSS) PER SHARE	$10.08	$6.77	$3.31	48.9%
Weighted average dilutive common shares outstanding	17.8	17.9	(0.1)	(0.5)%
Weighted average participating securities	0.7	0.7	—	(4.3)%
Total weighted average shares	18.5	18.6	(0.1)	(0.6)%
Effective tax rate	23.1%	23.4%	(0.4)%

Group 1 Automotive, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)
(In millions)

	September 30, 2020	December 31, 2019	Increase/(Decrease)	% Change
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$66.2	$23.8	$42.4	178.6%
Contracts-in-transit and vehicle receivables, net of allowance of $0.3 and $0.3, respectively	218.9	253.8	(35.0)	(13.8)%
Accounts and notes receivable, net of allowance of $3.6 and $2.8, respectively	193.5	225.1	(31.6)	(14.1)%
Inventories, net	1,375.7	1,901.7	(526.1)	(27.7)%
Prepaid expenses	39.8	96.4	(56.6)	(58.7)%
Other current assets	22.6	15.5	7.1	45.7%
TOTAL CURRENT ASSETS	1,916.6	2,516.3	(599.7)	(23.8)%
Property and equipment, net of accumulated depreciation of $441.9 and $400.2, respectively	1,592.0	1,547.1	44.9	2.9%
Operating lease assets	209.9	220.1	(10.1)	(4.6)%
Goodwill	993.5	1,008.3	(14.8)	(1.5)%
Intangible franchise rights	241.3	253.5	(12.2)	(4.8)%
Other long-term assets	30.0	24.8	5.1	20.7%
TOTAL ASSETS	$4,983.4	$5,570.2	$(586.8)	(10.5)%

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Floorplan notes payable — credit facility and other, net of offset account of $108.2 and $106.8, respectively	$771.3	$1,144.4	$(373.2)	(32.6)%
Floorplan notes payable — manufacturer affiliates, net of offset account of $18.5 and $4.1, respectively	314.8	459.9	(145.1)	(31.5)%
Current maturities of long-term debt	65.8	59.1	6.7	11.3%
Current operating lease liabilities	21.5	24.6	(3.2)	(12.8)%
Accounts payable	408.3	527.5	(119.2)	(22.6)%
Accrued expenses and other current liabilities	230.4	206.7	23.7	11.5%
TOTAL CURRENT LIABILITIES	1,812.1	2,422.3	(610.2)	(25.2)%
Long-term debt	1,307.8	1,432.1	(124.3)	(8.7)%
Long-term operating lease liabilities	207.1	210.7	(3.6)	(1.7)%
Deferred income taxes	135.4	145.7	(10.3)	(7.1)%
Long-term interest rate swap liabilities	49.4	4.4	45.0	1,024.2%
Other long-term liabilities	114.8	99.2	15.6	15.7%
STOCKHOLDERS’ EQUITY:
Common stock	0.3	0.3	—	(0.2)%
Additional paid-in capital	304.0	295.3	8.6	2.9%
Retained earnings	1,723.3	1,542.4	180.8	11.7%
Accumulated other comprehensive income (loss)	(206.3)	(147.0)	(59.3)	40.4%
Treasury stock	(464.3)	(435.3)	(29.0)	6.7%
TOTAL STOCKHOLDERS’ EQUITY	1,356.9	1,255.7	101.2	8.1%
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$4,983.4	$5,570.2	$(586.8)	(10.5)%

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)

		Three Months Ended September 30,		Nine Months Ended September 30,
		2020 (%)	2019 (%)	2020 (%)	2019 (%)
New vehicle unit sales geographic mix
Region	Geographic Market
United States	Texas	34.7	36.9	36.8	35.8
	Oklahoma	7.1	7.1	7.5	6.7
	California	4.6	5.6	4.8	5.6
	Georgia	4.3	4.8	4.6	4.5
	Massachusetts	4.9	5.1	4.6	4.7
	Florida	2.4	2.5	2.6	2.6
	Louisiana	2.1	2.4	2.2	2.4
	New Hampshire	1.8	2.0	1.9	1.8
	New Jersey	1.9	1.8	1.8	1.8
	South Carolina	1.6	1.8	1.7	1.7
	New Mexico	1.3	0.7	1.3	0.4
	Kansas	1.2	1.2	1.2	1.1
	Mississippi	1.0	1.2	1.1	1.2
	Alabama	0.7	0.7	0.7	0.7
	Maryland	0.5	0.5	0.4	0.5
		70.2	74.0	73.2	71.5

International	United Kingdom	26.8	20.9	23.0	23.0
	Brazil	3.0	5.1	3.8	5.5
		100.0	100.0	100.0	100.0

New vehicle unit sales brand mix
Toyota/Lexus		22.7	25.7	22.9	24.6
Volkswagen/Audi/Porsche/SEAT/SKODA		17.7	13.3	15.6	13.9
BMW/MINI		11.8	11.9	11.4	12.1
Ford/Lincoln		10.1	10.6	10.7	10.6
Honda/Acura		8.5	10.5	9.2	10.6
Chevrolet/GMC/Buick/Cadillac		7.1	6.7	7.4	6.6
Nissan		4.7	6.1	5.3	6.1
Mercedes-Benz/Smart/Sprinter		5.3	4.9	5.3	5.1
Hyundai/Kia/Genesis		4.3	3.9	4.4	3.8
Chrysler/Dodge/Jeep/RAM		4.0	3.7	4.0	3.4
Jaguar/Land Rover		2.5	1.8	2.3	2.0
Other		1.3	1.0	1.5	1.2
		100.0	100.0	100.0	100.0

Group 1 Automotive, Inc.
Reported Operating Data - Consolidated
(Unaudited)
(In millions, except unit data)

	Three Months Ended September 30,
	2020	2019	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$1,580.7	$1,652.3	$(71.7)	(4.3)%	$4.6	(4.6)%
Used vehicle retail sales	867.2	869.7	(2.5)	(0.3)%	7.3	(1.1)%
Used vehicle wholesale sales	86.7	85.2	1.5	1.7%	0.8	0.7%
Total used	953.9	955.0	(1.1)	(0.1)%	8.1	(1.0)%
Parts and service sales	375.6	383.5	(7.9)	(2.1)%	(0.1)	(2.0)%
F&I, net	129.5	127.5	2.0	1.5%	0.3	1.3%
Total revenues	$3,039.6	$3,118.3	$(78.7)	(2.5)%	$12.9	(2.9)%
Gross profit:
New vehicle retail sales	$99.2	$75.4	$23.8	31.6%	$(0.2)	31.9%
Used vehicle retail sales	71.1	54.3	16.8	31.0%	0.5	30.2%
Used vehicle wholesale sales	5.9	0.3	5.6	1,745.3%	—	1,743.5%
Total used	77.0	54.6	22.5	41.2%	0.5	40.3%
Parts and service sales	206.2	208.1	(1.9)	(0.9)%	0.3	(1.1)%
F&I, net	129.5	127.5	2.0	1.5%	0.3	1.3%
Total gross profit	$512.0	$465.6	$46.3	10.0%	$0.8	9.8%
Gross margin:
New vehicle retail sales	6.3%	4.6%	1.7%
Used vehicle retail sales	8.2%	6.2%	2.0%
Used vehicle wholesale sales	6.9%	0.4%	6.5%
Total used	8.1%	5.7%	2.4%
Parts and service sales	54.9%	54.3%	0.6%
F&I, net	100.0%	100.0%	—%
Total gross margin	16.8%	14.9%	1.9%
Units sold:
Retail new vehicles sold	39,869	44,632	(4,763)	(10.7)%
Retail used vehicles sold	38,347	41,297	(2,950)	(7.1)%
Wholesale used vehicles sold	11,581	12,889	(1,308)	(10.1)%
Total used	49,928	54,186	(4,258)	(7.9)%
Average sales price per unit sold:
New vehicle retail	$39,647	$37,022	$2,625	7.1%	$115	6.8%
Used vehicle retail	$22,614	$21,060	$1,554	7.4%	$190	6.5%
Gross profit per unit sold:
New vehicle retail sales	$2,489	$1,689	$800	47.4%	$(5)	47.6%
Used vehicle retail sales	$1,854	$1,314	$540	41.1%	$12	40.2%
Used vehicle wholesale sales	$513	$25	$488	1,953.7%	$1	1,951.7%
Total used	$1,543	$1,007	$536	53.2%	$9	52.3%
F&I PRU	$1,655	$1,484	$171	11.5%	$4	11.3%
Other:
SG&A expenses	$305.8	$353.9	$(48.1)	(13.6)%	$—	(13.6)%
Adjusted SG&A expenses (1)	$305.8	$340.8	$(35.0)	(10.3)%	$—	(10.3)%
SG&A as % gross profit	59.7%	76.0%	(16.3)%
Adjusted SG&A as % gross profit (1)	59.7%	73.2%	(13.5)%
Operating margin %	6.2%	2.7%	3.5%
Adjusted operating margin % (1)	6.2%	3.4%	2.7%
Pretax margin %	5.3%	1.6%	3.7%
Adjusted pretax margin % (1)	5.4%	2.3%	3.1%
Floorplan expense:
Floorplan interest expense	$8.1	$15.3	$(7.2)	(47.1)%	$0.1	(47.5)%
Less: Floorplan assistance (2)	12.7	13.3	(0.6)	(4.8)%	—	(4.8)%
Net floorplan expense	$(4.6)	$2.0	$(6.6)	(326.0)%	$0.1	(328.6)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
(2) Floorplan assistance is included within New vehicle retail Gross profit above and New vehicle retail Cost of sales in our Condensed Consolidated Statements of Operations.

Group 1 Automotive, Inc.
Reported Operating Data - Consolidated
(Unaudited)
(In millions, except unit data)

	Nine Months Ended September 30,
	2020	2019	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$3,985.5	$4,632.2	$(646.7)	(14.0)%	$(28.3)	(13.4)%
Used vehicle retail sales	2,287.4	2,527.8	(240.4)	(9.5)%	(6.5)	(9.3)%
Used vehicle wholesale sales	221.9	273.4	(51.5)	(18.8)%	(2.2)	(18.0)%
Total used	2,509.3	2,801.2	(291.9)	(10.4)%	(8.7)	(10.1)%
Parts and service sales	1,028.2	1,130.8	(102.6)	(9.1)%	(5.8)	(8.6)%
F&I, net	338.7	368.2	(29.5)	(8.0)%	(0.9)	(7.8)%
Total revenues	$7,861.7	$8,932.4	$(1,070.7)	(12.0)%	$(43.7)	(11.5)%
Gross profit:
New vehicle retail sales	$225.8	$216.5	$9.3	4.3%	$(2.2)	5.3%
Used vehicle retail sales	159.5	155.4	4.2	2.7%	(0.4)	3.0%
Used vehicle wholesale sales	9.0	0.7	8.3	1,220.0%	(0.1)	1,238.3%
Total used	168.5	156.0	12.5	8.0%	(0.6)	8.3%
Parts and service sales	554.2	610.7	(56.4)	(9.2)%	(2.5)	(8.8)%
F&I, net	338.7	368.2	(29.5)	(8.0)%	(0.9)	(7.8)%
Total gross profit	$1,287.2	$1,351.4	$(64.1)	(4.7)%	$(6.0)	(4.3)%
Gross margin:
New vehicle retail sales	5.7%	4.7%	1.0%
Used vehicle retail sales	7.0%	6.1%	0.8%
Used vehicle wholesale sales	4.0%	0.2%	3.8%
Total used	6.7%	5.6%	1.1%
Parts and service sales	53.9%	54.0%	(0.1)%
F&I, net	100.0%	100.0%	—%
Total gross margin	16.4%	15.1%	1.2%
Units sold:
Retail new vehicles sold	101,701	125,599	(23,898)	(19.0)%
Retail used vehicles sold	105,665	119,878	(14,213)	(11.9)%
Wholesale used vehicles sold	30,970	38,962	(7,992)	(20.5)%
Total used	136,635	158,840	(22,205)	(14.0)%
Average sales price per unit sold:
New vehicle retail	$39,189	$36,881	$2,308	6.3%	$(278)	7.0%
Used vehicle retail	$21,648	$21,087	$562	2.7%	$(61)	3.0%
Gross profit per unit sold:
New vehicle retail sales	$2,220	$1,724	$497	28.8%	$(21)	30.1%
Used vehicle retail sales	$1,510	$1,296	$214	16.5%	$(4)	16.8%
Used vehicle wholesale sales	$290	$17	$272	1,560.6%	$(4)	1,583.7%
Total used	$1,233	$982	$251	25.5%	$(4)	26.0%
F&I PRU	$1,633	$1,500	$133	8.9%	$(4)	9.2%
Other:
SG&A expenses	$870.9	$1,020.3	$(149.4)	(14.6)%	$(6.0)	(14.1)%
Adjusted SG&A expenses (1)	$858.3	$1,004.6	$(146.3)	(14.6)%	$(5.7)	(14.0)%
SG&A as % gross profit	67.7%	75.5%	(7.8)%
Adjusted SG&A as % gross profit (1)	66.7%	74.3%	(7.7)%
Operating margin %	4.3%	3.0%	1.3%
Adjusted operating margin % (1)	4.7%	3.3%	1.4%
Pretax margin %	3.1%	1.8%	1.2%
Adjusted pretax margin % (1)	3.7%	2.1%	1.6%
Floorplan expense:
Floorplan interest expense	$31.1	$47.0	$(15.9)	(33.8)%	$(0.1)	(33.6)%
Less: Floorplan assistance (2)	33.0	35.6	(2.6)	(7.2)%	—	(7.2)%
Net floorplan expense	$(1.9)	$11.4	$(13.3)	(117.1)%	$(0.1)	(116.2)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
(2) Floorplan assistance is included within New vehicle retail Gross profit above and New vehicle retail Cost of sales in our Condensed Consolidated Statements of Operations.

Group 1 Automotive, Inc.
Reported Operating Data - U.S.
(Unaudited)
(In millions, except unit data)

	Three Months Ended September 30,
	2020	2019	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$1,172.2	$1,291.8	$(119.5)	(9.3)%
Used vehicle retail sales	608.2	657.7	(49.5)	(7.5)%
Used vehicle wholesale sales	44.8	45.8	(1.1)	(2.3)%
Total used	653.0	703.5	(50.6)	(7.2)%
Parts and service sales	306.4	314.9	(8.5)	(2.7)%
F&I, net	113.0	112.7	0.4	0.3%
Total revenues	$2,244.6	$2,422.8	$(178.2)	(7.4)%
Gross profit:
New vehicle retail sales	$79.8	$58.7	$21.1	36.0%
Used vehicle retail sales	52.8	43.6	9.3	21.3%
Used vehicle wholesale sales	3.7	0.3	3.4	1,003.9%
Total used	56.6	43.9	12.7	28.8%
Parts and service sales	166.3	171.7	(5.4)	(3.1)%
F&I, net	113.0	112.7	0.4	0.3%
Total gross profit	$415.7	$386.9	$28.8	7.4%
Gross margin:
New vehicle retail sales	6.8%	4.5%	2.3%
Used vehicle retail sales	8.7%	6.6%	2.1%
Used vehicle wholesale sales	8.3%	0.7%	7.6%
Total used	8.7%	6.2%	2.4%
Parts and service sales	54.3%	54.5%	(0.2)%
F&I, net	100.0%	100.0%	—%
Total gross margin	18.5%	16.0%	2.6%
Units sold:
Retail new vehicles sold	27,980	33,041	(5,061)	(15.3)%
Retail used vehicles sold	27,694	31,505	(3,811)	(12.1)%
Wholesale used vehicles sold	6,195	7,565	(1,370)	(18.1)%
Total used	33,889	39,070	(5,181)	(13.3)%
Average sales price per unit sold:
New vehicle retail	$41,895	$39,096	$2,800	7.2%
Used vehicle retail	$21,961	$20,875	$1,086	5.2%
Gross profit per unit sold:
New vehicle retail sales	$2,852	$1,775	$1,077	60.6%
Used vehicle retail sales	$1,908	$1,383	$525	37.9%
Used vehicle wholesale sales	$603	$45	$559	1,248.0%
Total used	$1,669	$1,124	$545	48.5%
F&I PRU	$2,030	$1,746	$285	16.3%
Other:
SG&A expenses	$245.2	$285.3	$(40.0)	(14.0)%
Adjusted SG&A expenses (1)	$245.2	$272.6	$(27.4)	(10.0)%
SG&A as % gross profit	59.0%	73.7%	(14.7)%
Adjusted SG&A as % gross profit (1)	59.0%	70.5%	(11.5)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data - U.S.
(Unaudited)
(In millions, except unit data)

	Nine Months Ended September 30,
	2020	2019	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$3,076.3	$3,512.3	$(436.0)	(12.4)%
Used vehicle retail sales	1,719.4	1,877.5	(158.1)	(8.4)%
Used vehicle wholesale sales	122.1	132.9	(10.8)	(8.1)%
Total used	1,841.5	2,010.5	(169.0)	(8.4)%
Parts and service sales	865.2	922.1	(56.9)	(6.2)%
F&I, net	300.2	319.4	(19.2)	(6.0)%
Total revenues	$6,083.3	$6,764.3	$(681.0)	(10.1)%
Gross profit:
New vehicle retail sales	$183.6	$164.2	$19.4	11.8%
Used vehicle retail sales	125.7	125.2	0.6	0.4%
Used vehicle wholesale sales	6.2	2.4	3.7	154.3%
Total used	131.9	127.6	4.3	3.4%
Parts and service sales	465.4	499.3	(33.9)	(6.8)%
F&I, net	300.2	319.4	(19.2)	(6.0)%
Total gross profit	$1,081.1	$1,110.5	$(29.4)	(2.6)%
Gross margin:
New vehicle retail sales	6.0%	4.7%	1.3%
Used vehicle retail sales	7.3%	6.7%	0.6%
Used vehicle wholesale sales	5.0%	1.8%	3.2%
Total used	7.2%	6.3%	0.8%
Parts and service sales	53.8%	54.1%	(0.4)%
F&I, net	100.0%	100.0%	—%
Total gross margin	17.8%	16.4%	1.4%
Units sold:
Retail new vehicles sold	74,412	89,749	(15,337)	(17.1)%
Retail used vehicles sold	81,494	91,299	(9,805)	(10.7)%
Wholesale used vehicles sold	18,372	21,543	(3,171)	(14.7)%
Total used	99,866	112,842	(12,976)	(11.5)%
Average sales price per unit sold:
New vehicle retail	$41,342	$39,135	$2,207	5.6%
Used vehicle retail	$21,099	$20,565	$534	2.6%
Gross profit per unit sold:
New vehicle retail sales	$2,467	$1,830	$637	34.8%
Used vehicle retail sales	$1,543	$1,371	$172	12.5%
Used vehicle wholesale sales	$336	$113	$223	198.2%
Total used	$1,321	$1,131	$190	16.8%
F&I PRU	$1,926	$1,764	$162	9.2%
Other:
SG&A expenses	$706.0	$809.5	$(103.5)	(12.8)%
Adjusted SG&A expenses (1)	$695.4	$794.3	$(98.8)	(12.4)%
SG&A as % gross profit	65.3%	72.9%	(7.6)%
Adjusted SG&A as % gross profit (1)	64.3%	71.5%	(7.2)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data - U.K.
(Unaudited)
(In millions, except unit data)

	Three Months Ended September 30,
	2020	2019	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$376.6	$290.7	$85.8	29.5%	$15.8	24.1%
Used vehicle retail sales	248.1	189.3	58.8	31.1%	11.2	25.2%
Used vehicle wholesale sales	39.5	35.0	4.5	12.9%	1.7	8.0%
Total used	287.6	224.3	63.3	28.2%	12.9	22.5%
Parts and service sales	61.3	56.6	4.7	8.2%	2.7	3.4%
F&I, net	15.4	13.0	2.4	18.2%	0.7	13.1%
Total revenues	$740.8	$584.6	$156.2	26.7%	$32.1	21.2%
Gross profit:
New vehicle retail sales	$16.8	$12.2	$4.5	37.1%	$0.7	31.1%
Used vehicle retail sales	17.2	8.9	8.3	93.4%	0.8	84.2%
Used vehicle wholesale sales	2.0	(0.3)	2.3	713.0%	0.1	690.0%
Total used	19.2	8.6	10.7	124.3%	0.9	113.8%
Parts and service sales	36.2	31.3	4.9	15.7%	1.6	10.6%
F&I, net	15.4	13.0	2.4	18.2%	0.7	13.1%
Total gross profit	$87.6	$65.1	$22.5	34.6%	$3.9	28.6%
Gross margin:
New vehicle retail sales	4.5%	4.2%	0.2%
Used vehicle retail sales	6.9%	4.7%	2.2%
Used vehicle wholesale sales	5.1%	(0.9)%	6.0%
Total used	6.7%	3.8%	2.9%
Parts and service sales	59.1%	55.3%	3.8%
F&I, net	100.0%	100.0%	—%
Total gross margin	11.8%	11.1%	0.7%
Units sold:
Retail new vehicles sold	10,689	9,329	1,360	14.6%
Retail used vehicles sold	10,101	8,573	1,528	17.8%
Wholesale used vehicles sold	5,104	4,894	210	4.3%
Total used	15,205	13,467	1,738	12.9%
Average sales price per unit sold:
New vehicle retail	$35,230	$31,164	$4,066	13.0%	$1,479	8.3%
Used vehicle retail	$24,561	$22,077	$2,484	11.2%	$1,105	6.2%
Gross profit per unit sold:
New vehicle retail sales	$1,571	$1,313	$258	19.7%	$69	14.4%
Used vehicle retail sales	$1,706	$1,039	$667	64.2%	$81	56.4%
Used vehicle wholesale sales	$394	$(67)	$462	687.8%	$15	665.7%
Total used	$1,266	$637	$629	98.7%	$59	89.4%
F&I PRU	$739	$726	$13	1.8%	$32	(2.6)%
Other:
SG&A expenses	$53.7	$57.6	$(3.9)	(6.8)%	$2.4	(11.0)%
Adjusted SG&A expenses (1)	$53.7	$57.1	$(3.4)	(6.0)%	$2.4	(10.3)%
SG&A as % gross profit	61.2%	88.4%	(27.2)%
Adjusted SG&A as % gross profit (1)	61.2%	87.7%	(26.4)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data - U.K.
(Unaudited)
(In millions, except unit data)

	Nine Months Ended September 30,
	2020	2019	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$800.1	$911.5	$(111.4)	(12.2)%	$(0.8)	(12.1)%
Used vehicle retail sales	529.7	586.8	(57.1)	(9.7)%	3.1	(10.3)%
Used vehicle wholesale sales	90.6	127.1	(36.6)	(28.8)%	0.3	(29.0)%
Total used	620.3	714.0	(93.7)	(13.1)%	3.4	(13.6)%
Parts and service sales	139.5	172.5	(33.0)	(19.1)%	0.8	(19.6)%
F&I, net	35.1	43.2	(8.1)	(18.8)%	—	(18.8)%
Total revenues	$1,595.0	$1,841.2	$(246.2)	(13.4)%	$3.3	(13.6)%
Gross profit:
New vehicle retail sales	$34.7	$39.6	$(4.9)	(12.4)%	$(0.2)	(12.0)%
Used vehicle retail sales	31.3	25.5	5.8	22.7%	0.3	21.7%
Used vehicle wholesale sales	2.3	(2.6)	5.0	188.8%	—	188.4%
Total used	33.6	22.9	10.8	47.0%	0.3	45.9%
Parts and service sales	78.5	95.5	(17.0)	(17.8)%	0.4	(18.3)%
F&I, net	35.1	43.2	(8.1)	(18.8)%	—	(18.8)%
Total gross profit	$181.9	$201.2	$(19.3)	(9.6)%	$0.6	(9.9)%
Gross margin:
New vehicle retail sales	4.3%	4.3%	—%
Used vehicle retail sales	5.9%	4.3%	1.6%
Used vehicle wholesale sales	2.6%	(2.1)%	4.6%
Total used	5.4%	3.2%	2.2%
Parts and service sales	56.3%	55.4%	0.9%
F&I, net	100.0%	100.0%	—%
Total gross margin	11.4%	10.9%	0.5%
Units sold:
Retail new vehicles sold	23,424	28,939	(5,515)	(19.1)%
Retail used vehicles sold	22,165	25,284	(3,119)	(12.3)%
Wholesale used vehicles sold	11,517	16,033	(4,516)	(28.2)%
Total used	33,682	41,317	(7,635)	(18.5)%
Average sales price per unit sold:
New vehicle retail	$34,157	$31,498	$2,658	8.4%	$(36)	8.6%
Used vehicle retail	$23,899	$23,210	$689	3.0%	$141	2.4%
Gross profit per unit sold:
New vehicle retail sales	$1,482	$1,370	$112	8.2%	$(8)	8.8%
Used vehicle retail sales	$1,411	$1,008	$403	40.0%	$12	38.9%
Used vehicle wholesale sales	$203	$(164)	$366	223.7%	$1	223.1%
Total used	$998	$553	$445	80.4%	$8	78.9%
F&I PRU	$769	$796	$(27)	(3.4)%	$1	(3.5)%
Other:
SG&A expenses	$141.8	$175.8	$(34.0)	(19.3)%	$0.4	(19.6)%
Adjusted SG&A expenses (1)	$140.6	$175.3	$(34.7)	(19.8)%	$0.4	(20.0)%
SG&A as % gross profit	78.0%	87.4%	(9.4)%
Adjusted SG&A as % gross profit (1)	77.3%	87.1%	(9.8)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data - Brazil
(Unaudited)
(In millions, except unit data)

	Three Months Ended September 30,
	2020	2019	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$31.9	$69.9	$(38.0)	(54.4)%	$(11.2)	(38.3)%
Used vehicle retail sales	10.9	22.8	(11.9)	(52.1)%	(3.9)	(35.1)%
Used vehicle wholesale sales	2.4	4.4	(2.0)	(44.8)%	(0.9)	(24.8)%
Total used	13.4	27.2	(13.8)	(50.9)%	(4.7)	(33.5)%
Parts and service sales	8.0	12.0	(4.0)	(33.6)%	(2.9)	(9.7)%
F&I, net	1.1	1.9	(0.8)	(41.4)%	(0.4)	(20.2)%
Total revenues	$54.3	$110.9	$(56.6)	(51.1)%	$(19.2)	(33.8)%
Gross profit:
New vehicle retail sales	$2.6	$4.5	$(1.8)	(41.2)%	$(0.9)	(20.5)%
Used vehicle retail sales	1.0	1.8	(0.8)	(42.6)%	(0.4)	(22.0)%
Used vehicle wholesale sales	0.2	0.3	(0.1)	(37.1)%	(0.1)	(14.7)%
Total used	1.2	2.1	(0.9)	(41.8)%	(0.4)	(20.9)%
Parts and service sales	3.7	5.1	(1.5)	(28.8)%	(1.3)	(3.4)%
F&I, net	1.1	1.9	(0.8)	(41.4)%	(0.4)	(20.2)%
Total gross profit	$8.6	$13.6	$(5.0)	(36.6)%	$(3.1)	(14.0)%
Gross margin:
New vehicle retail sales	8.3%	6.4%	1.9%
Used vehicle retail sales	9.3%	7.8%	1.5%
Used vehicle wholesale sales	8.0%	7.1%	1.0%
Total used	9.1%	7.7%	1.4%
Parts and service sales	46.1%	43.0%	3.1%
F&I, net	100.0%	100.0%	—%
Total gross margin	15.8%	12.2%	3.6%
Units sold:
Retail new vehicles sold	1,200	2,262	(1,062)	(46.9)%
Retail used vehicles sold	552	1,219	(667)	(54.7)%
Wholesale used vehicles sold	282	430	(148)	(34.4)%
Total used	834	1,649	(815)	(49.4)%
Average sales price per unit sold:
New vehicle retail	$26,558	$30,883	$(4,325)	(14.0)%	$(9,343)	16.2%
Used vehicle retail	$19,766	$18,681	$1,085	5.8%	$(6,995)	43.3%
Gross profit per unit sold:
New vehicle retail sales	$2,196	$1,980	$216	10.9%	$(772)	49.9%
Used vehicle retail sales	$1,840	$1,453	$387	26.7%	$(661)	72.2%
Used vehicle wholesale sales	$696	$726	$(30)	(4.1)%	$(247)	30.0%
Total used	$1,453	$1,263	$190	15.1%	$(521)	56.3%
F&I PRU	$621	$533	$88	16.5%	$(224)	58.5%
Other:
SG&A expenses	$6.9	$11.0	$(4.2)	(37.8)%	$(2.5)	(15.5)%
SG&A as % gross profit	79.9%	81.4%	(1.5)%

Group 1 Automotive, Inc.
Reported Operating Data - Brazil
(Unaudited)
(In millions, except unit data)

	Nine Months Ended September 30,
	2020	2019	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$109.1	$208.4	$(99.2)	(47.6)%	$(27.4)	(34.5)%
Used vehicle retail sales	38.3	63.4	(25.1)	(39.6)%	(9.6)	(24.4)%
Used vehicle wholesale sales	9.2	13.3	(4.1)	(31.1)%	(2.5)	(12.2)%
Total used	47.5	76.7	(29.3)	(38.1)%	(12.1)	(22.3)%
Parts and service sales	23.4	36.1	(12.7)	(35.2)%	(6.6)	(17.0)%
F&I, net	3.4	5.6	(2.2)	(39.9)%	(0.9)	(24.2)%
Total revenues	$183.4	$326.9	$(143.5)	(43.9)%	$(47.0)	(29.5)%
Gross profit:
New vehicle retail sales	$7.5	$12.6	$(5.1)	(40.3)%	$(2.0)	(24.6)%
Used vehicle retail sales	2.5	4.7	(2.2)	(46.6)%	(0.7)	(31.9)%
Used vehicle wholesale sales	0.5	0.9	(0.4)	(45.6)%	(0.1)	(30.1)%
Total used	3.0	5.6	(2.6)	(46.5)%	(0.8)	(31.6)%
Parts and service sales	10.3	15.8	(5.5)	(34.7)%	(2.9)	(16.4)%
F&I, net	3.4	5.6	(2.2)	(39.9)%	(0.9)	(24.2)%
Total gross profit	$24.2	$39.6	$(15.4)	(38.9)%	$(6.6)	(22.2)%
Gross margin:
New vehicle retail sales	6.9%	6.1%	0.8%
Used vehicle retail sales	6.5%	7.4%	(0.9)%
Used vehicle wholesale sales	5.2%	6.6%	(1.4)%
Total used	6.3%	7.3%	(1.0)%
Parts and service sales	44.1%	43.8%	0.3%
F&I, net	100.0%	100.0%	—%
Total gross margin	13.2%	12.1%	1.1%
Units sold:
Retail new vehicles sold	3,865	6,911	(3,046)	(44.1)%
Retail used vehicles sold	2,006	3,295	(1,289)	(39.1)%
Wholesale used vehicles sold	1,081	1,386	(305)	(22.0)%
Total used	3,087	4,681	(1,594)	(34.1)%
Average sales price per unit sold:
New vehicle retail	$28,238	$30,153	$(1,915)	(6.4)%	$(7,093)	17.2%
Used vehicle retail	$19,100	$19,251	$(151)	(0.8)%	$(4,794)	24.1%
Gross profit per unit sold:
New vehicle retail sales	$1,950	$1,826	$123	6.7%	$(514)	34.9%
Used vehicle retail sales	$1,245	$1,421	$(175)	(12.3)%	$(343)	11.8%
Used vehicle wholesale sales	$444	$637	$(192)	(30.2)%	$(126)	(10.4)%
Total used	$965	$1,189	$(224)	(18.8)%	$(267)	3.7%
F&I PRU	$576	$551	$25	4.5%	$(150)	31.8%
Other:
SG&A expenses	$23.1	$35.0	$(11.9)	(34.0)%	$(6.4)	(15.8)%
Adjusted SG&A expenses (1)	$22.2	$35.0	$(12.8)	(36.5)%	$(6.2)	(19.0)%
SG&A as % gross profit	95.3%	88.3%	7.0%
Adjusted SG&A as % gross profit (1)	91.7%	88.3%	3.4%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data - Consolidated
(Unaudited)
(In millions, except unit data)

	Three Months Ended September 30,
	2020	2019	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$1,549.8	$1,644.4	$(94.6)	(5.8)%	$4.1	(6.0)%
Used vehicle retail sales	843.8	864.0	(20.3)	(2.3)%	6.9	(3.1)%
Used vehicle wholesale sales	84.5	84.2	0.3	0.4%	0.8	(0.5)%
Total used	928.3	948.2	(19.9)	(2.1)%	7.7	(2.9)%
Parts and service sales	367.3	377.0	(9.7)	(2.6)%	(0.3)	(2.5)%
F&I, net	127.8	127.0	0.8	0.6%	0.3	0.4%
Total revenues	$2,973.2	$3,096.7	$(123.5)	(4.0)%	$11.8	(4.4)%
Gross profit:
New vehicle retail sales	$96.9	$74.9	$22.0	29.4%	$(0.2)	29.7%
Used vehicle retail sales	69.3	54.0	15.3	28.3%	0.4	27.5%
Used vehicle wholesale sales	5.8	0.3	5.5	1,635.0%	—	1,634.2%
Total used	75.1	54.3	20.8	38.3%	0.4	37.5%
Parts and service sales	201.0	205.1	(4.0)	(2.0)%	0.2	(2.1)%
F&I, net	127.8	127.0	0.8	0.6%	0.3	0.4%
Total gross profit	$500.8	$461.3	$39.5	8.6%	$0.7	8.4%
Gross margin:
New vehicle retail sales	6.3%	4.6%	1.7%
Used vehicle retail sales	8.2%	6.2%	2.0%
Used vehicle wholesale sales	6.9%	0.4%	6.5%
Total used	8.1%	5.7%	2.4%
Parts and service sales	54.7%	54.4%	0.3%
F&I, net	100.0%	100.0%	—%
Total gross margin	16.8%	14.9%	1.9%
Units sold:
Retail new vehicles sold	39,152	44,389	(5,237)	(11.8)%
Retail used vehicles sold	37,486	40,990	(3,504)	(8.5)%
Wholesale used vehicles sold	11,312	12,751	(1,439)	(11.3)%
Total used	48,798	53,741	(4,943)	(9.2)%
Average sales price per unit sold:
New vehicle retail	$39,584	$37,046	$2,538	6.9%	$104	6.6%
Used vehicle retail	$22,509	$21,079	$1,430	6.8%	$185	5.9%
Gross profit per unit sold:
New vehicle retail sales	$2,475	$1,687	$788	46.7%	$(5)	47.0%
Used vehicle retail sales	$1,848	$1,317	$531	40.3%	$12	39.4%
Used vehicle wholesale sales	$516	$26	$490	1,855.7%	$—	1,854.8%
Total used	$1,539	$1,011	$528	52.3%	$9	51.4%
F&I PRU	$1,668	$1,488	$180	12.1%	$3	11.9%
Other:
SG&A expenses	$298.9	$348.6	$(49.7)	(14.3)%	$(0.1)	(14.2)%
Adjusted SG&A expenses (1)	$298.9	$336.0	$(37.1)	(11.0)%	$(0.1)	(11.0)%
SG&A as % gross profit	59.7%	75.6%	(15.9)%
Adjusted SG&A as % gross profit (1)	59.7%	72.8%	(13.2)%
Operating margin %	6.2%	2.7%	3.4%
Adjusted operating margin % (1)	6.2%	3.5%	2.7%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data - Consolidated
(Unaudited)
(In millions, except unit data)

	Nine Months Ended September 30,
	2020	2019	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$3,882.7	$4,587.8	$(705.1)	(15.4)%	$(27.7)	(14.8)%
Used vehicle retail sales	2,216.8	2,495.1	(278.2)	(11.2)%	(6.4)	(10.9)%
Used vehicle wholesale sales	214.4	265.0	(50.6)	(19.1)%	(2.2)	(18.3)%
Total used	2,431.2	2,760.1	(328.8)	(11.9)%	(8.6)	(11.6)%
Parts and service sales	1,000.2	1,109.3	(109.1)	(9.8)%	(5.9)	(9.3)%
F&I, net	333.5	365.4	(31.9)	(8.7)%	(0.8)	(8.5)%
Total revenues	$7,647.6	$8,822.6	$(1,175.0)	(13.3)%	$(43.0)	(12.8)%
Gross profit:
New vehicle retail sales	$218.0	$214.7	$3.3	1.5%	$(2.1)	2.5%
Used vehicle retail sales	154.8	154.2	0.7	0.4%	(0.4)	0.7%
Used vehicle wholesale sales	8.9	0.9	8.0	883.8%	(0.1)	897.4%
Total used	163.7	155.1	8.6	5.6%	(0.6)	5.9%
Parts and service sales	538.4	600.3	(61.9)	(10.3)%	(2.5)	(9.9)%
F&I, net	333.5	365.4	(31.9)	(8.7)%	(0.8)	(8.5)%
Total gross profit	$1,253.6	$1,335.5	$(81.9)	(6.1)%	$(6.0)	(5.7)%
Gross margin:
New vehicle retail sales	5.6%	4.7%	0.9%
Used vehicle retail sales	7.0%	6.2%	0.8%
Used vehicle wholesale sales	4.1%	0.3%	3.8%
Total used	6.7%	5.6%	1.1%
Parts and service sales	53.8%	54.1%	(0.3)%
F&I, net	100.0%	100.0%	—%
Total gross margin	16.4%	15.1%	1.3%
Units sold:
Retail new vehicles sold	99,073	123,927	(24,854)	(20.1)%
Retail used vehicles sold	102,802	118,142	(15,340)	(13.0)%
Wholesale used vehicles sold	30,030	38,135	(8,105)	(21.3)%
Total used	132,832	156,277	(23,445)	(15.0)%
Average sales price per unit sold:
New vehicle retail	$39,190	$37,020	$2,170	5.9%	$(280)	6.6%
Used vehicle retail	$21,564	$21,119	$445	2.1%	$(62)	2.4%
Gross profit per unit sold:
New vehicle retail sales	$2,200	$1,733	$468	27.0%	$(22)	28.2%
Used vehicle retail sales	$1,506	$1,305	$201	15.4%	$(4)	15.7%
Used vehicle wholesale sales	$296	$24	$272	1,149.3%	$(4)	1,166.6%
Total used	$1,232	$992	$240	24.2%	$(4)	24.6%
F&I PRU	$1,652	$1,510	$143	9.4%	$(4)	9.7%
Other:
SG&A expenses	$843.4	$1,005.9	$(162.5)	(16.2)%	$(5.9)	(15.6)%
Adjusted SG&A expenses (1)	$830.7	$986.6	$(155.8)	(15.8)%	$(5.7)	(15.2)%
SG&A as % gross profit	67.3%	75.3%	(8.0)%
Adjusted SG&A as % gross profit (1)	66.3%	73.9%	(7.6)%
Operating margin %	4.3%	3.0%	1.3%
Adjusted operating margin % (1)	4.8%	3.4%	1.5%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data - U.S.
(Unaudited)
(In millions, except unit data)

	Three Months Ended September 30,
	2020	2019	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$1,157.7	$1,285.3	$(127.6)	(9.9)%
Used vehicle retail sales	595.3	653.8	(58.5)	(8.9)%
Used vehicle wholesale sales	44.2	45.3	(1.1)	(2.3)%
Total used	639.5	699.1	(59.5)	(8.5)%
Parts and service sales	302.5	312.9	(10.4)	(3.3)%
F&I, net	112.1	112.3	(0.2)	(0.2)%
Total revenues	$2,211.9	$2,409.6	$(197.7)	(8.2)%
Gross profit:
New vehicle retail sales	$78.2	$58.2	$20.0	34.3%
Used vehicle retail sales	51.7	43.4	8.3	19.1%
Used vehicle wholesale sales	3.7	0.3	3.4	987.9%
Total used	55.4	43.8	11.6	26.6%
Parts and service sales	163.8	170.6	(6.8)	(4.0)%
F&I, net	112.1	112.3	(0.2)	(0.2)%
Total gross profit	$409.5	$384.8	$24.6	6.4%
Gross margin:
New vehicle retail sales	6.8%	4.5%	2.2%
Used vehicle retail sales	8.7%	6.6%	2.0%
Used vehicle wholesale sales	8.4%	0.8%	7.6%
Total used	8.7%	6.3%	2.4%
Parts and service sales	54.1%	54.5%	(0.4)%
F&I, net	100.0%	100.0%	—%
Total gross margin	18.5%	16.0%	2.5%
Units sold:
Retail new vehicles sold	27,696	32,854	(5,158)	(15.7)%
Retail used vehicles sold	27,229	31,267	(4,038)	(12.9)%
Wholesale used vehicles sold	6,122	7,474	(1,352)	(18.1)%
Total used	33,351	38,741	(5,390)	(13.9)%
Average sales price per unit sold:
New vehicle retail	$41,801	$39,121	$2,679	6.8%
Used vehicle retail	$21,864	$20,911	$953	4.6%
Gross profit per unit sold:
New vehicle retail sales	$2,824	$1,772	$1,052	59.3%
Used vehicle retail sales	$1,898	$1,388	$510	36.7%
Used vehicle wholesale sales	$604	$45	$559	1,228.1%
Total used	$1,661	$1,129	$531	47.0%
F&I PRU	$2,041	$1,751	$290	16.6%
Other:
SG&A expenses	$241.9	$282.9	$(41.0)	(14.5)%
Adjusted SG&A expenses (1)	$241.9	$270.5	$(28.6)	(10.6)%
SG&A as % gross profit	59.1%	73.5%	(14.4)%
Adjusted SG&A as % gross profit (1)	59.1%	70.3%	(11.2)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data - U.S.
(Unaudited)
(In millions, except unit data)

	Nine Months Ended September 30,
	2020	2019	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$3,026.1	$3,494.0	$(467.9)	(13.4)%
Used vehicle retail sales	1,680.6	1,861.4	(180.8)	(9.7)%
Used vehicle wholesale sales	120.4	130.2	(9.8)	(7.5)%
Total used	1,801.0	1,991.6	(190.6)	(9.6)%
Parts and service sales	850.3	914.6	(64.3)	(7.0)%
F&I, net	297.5	317.6	(20.1)	(6.3)%
Total revenues	$5,974.9	$6,717.8	$(742.9)	(11.1)%
Gross profit:
New vehicle retail sales	$178.0	$163.2	$14.7	9.0%
Used vehicle retail sales	122.7	124.3	(1.7)	(1.3)%
Used vehicle wholesale sales	6.1	2.5	3.7	150.6%
Total used	128.8	126.8	2.0	1.6%
Parts and service sales	456.7	495.5	(38.8)	(7.8)%
F&I, net	297.5	317.6	(20.1)	(6.3)%
Total gross profit	$1,061.0	$1,103.2	$(42.1)	(3.8)%
Gross margin:
New vehicle retail sales	5.9%	4.7%	1.2%
Used vehicle retail sales	7.3%	6.7%	0.6%
Used vehicle wholesale sales	5.1%	1.9%	3.2%
Total used	7.2%	6.4%	0.8%
Parts and service sales	53.7%	54.2%	(0.5)%
F&I, net	100.0%	100.0%	—%
Total gross margin	17.8%	16.4%	1.3%
Units sold:
Retail new vehicles sold	73,433	89,170	(15,737)	(17.6)%
Retail used vehicles sold	80,055	90,190	(10,135)	(11.2)%
Wholesale used vehicles sold	18,169	21,159	(2,990)	(14.1)%
Total used	98,224	111,349	(13,125)	(11.8)%
Average sales price per unit sold:
New vehicle retail	$41,209	$39,183	$2,026	5.2%
Used vehicle retail	$20,993	$20,639	$354	1.7%
Gross profit per unit sold:
New vehicle retail sales	$2,424	$1,831	$593	32.4%
Used vehicle retail sales	$1,532	$1,378	$154	11.2%
Used vehicle wholesale sales	$338	$116	$222	191.8%
Total used	$1,311	$1,138	$173	15.2%
F&I PRU	$1,938	$1,771	$167	9.4%
Other:
SG&A expenses	$693.1	$805.5	$(112.4)	(14.0)%
Adjusted SG&A expenses (1)	$682.5	$786.3	$(103.8)	(13.2)%
SG&A as % gross profit	65.3%	73.0%	(7.7)%
Adjusted SG&A as % gross profit (1)	64.3%	71.3%	(7.0)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data - U.K.
(Unaudited)
(In millions, except unit data)

	Three Months Ended September 30,
	2020	2019	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$360.2	$289.3	$70.9	24.5%	$15.3	19.2%
Used vehicle retail sales	237.5	187.6	50.0	26.6%	10.8	20.9%
Used vehicle wholesale sales	37.9	34.5	3.4	9.8%	1.7	4.9%
Total used	275.4	222.1	53.3	24.0%	12.5	18.4%
Parts and service sales	56.8	52.3	4.5	8.6%	2.5	3.8%
F&I, net	14.6	12.9	1.7	13.3%	0.6	8.3%
Total revenues	$707.0	$576.5	$130.5	22.6%	$30.9	17.3%
Gross profit:
New vehicle retail sales	$16.1	$12.2	$3.9	32.0%	$0.7	26.1%
Used vehicle retail sales	16.6	8.8	7.8	87.9%	0.8	78.9%
Used vehicle wholesale sales	1.9	(0.3)	2.3	717.3%	0.1	694.3%
Total used	18.5	8.5	10.0	117.8%	0.9	107.6%
Parts and service sales	33.6	29.3	4.3	14.6%	1.5	9.5%
F&I, net	14.6	12.9	1.7	13.3%	0.6	8.3%
Total gross profit	$82.8	$62.9	$19.9	31.6%	$3.7	25.7%
Gross margin:
New vehicle retail sales	4.5%	4.2%	0.3%
Used vehicle retail sales	7.0%	4.7%	2.3%
Used vehicle wholesale sales	5.1%	(0.9)%	6.1%
Total used	6.7%	3.8%	2.9%
Parts and service sales	59.1%	56.1%	3.1%
F&I, net	100.0%	100.0%	—%
Total gross margin	11.7%	10.9%	0.8%
Units sold:
Retail new vehicles sold	10,256	9,273	983	10.6%
Retail used vehicles sold	9,705	8,507	1,198	14.1%
Wholesale used vehicles sold	4,908	4,847	61	1.3%
Total used	14,613	13,354	1,259	9.4%
Average sales price per unit sold:
New vehicle retail	$35,123	$31,195	$3,927	12.6%	$1,490	7.8%
Used vehicle retail	$24,474	$22,049	$2,425	11.0%	$1,114	5.9%
Gross profit per unit sold:
New vehicle retail sales	$1,565	$1,312	$253	19.3%	$69	14.0%
Used vehicle retail sales	$1,708	$1,037	$671	64.7%	$82	56.8%
Used vehicle wholesale sales	$397	$(65)	$462	709.7%	$15	686.9%
Total used	$1,268	$637	$631	99.0%	$60	89.7%
F&I PRU	$732	$725	$7	0.9%	$32	(3.5)%
Other:
SG&A expenses	$50.1	$54.4	$(4.3)	(7.9)%	$2.3	(12.1)%
Adjusted SG&A expenses (1)	$50.1	$54.2	$(4.1)	(7.6)%	$2.3	(11.8)%
SG&A as % gross profit	60.6%	86.5%	(26.0)%
Adjusted SG&A as % gross profit (1)	60.6%	86.2%	(25.7)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data - U.K.
(Unaudited)
(In millions, except unit data)

	Nine Months Ended September 30,
	2020	2019	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$747.4	$888.3	$(140.9)	(15.9)%	$(0.3)	(15.8)%
Used vehicle retail sales	498.0	573.0	(75.0)	(13.1)%	3.2	(13.7)%
Used vehicle wholesale sales	84.8	123.6	(38.8)	(31.4)%	0.3	(31.6)%
Total used	582.8	696.6	(113.8)	(16.3)%	3.5	(16.8)%
Parts and service sales	126.5	159.4	(32.8)	(20.6)%	0.7	(21.1)%
F&I, net	32.6	42.2	(9.6)	(22.7)%	—	(22.8)%
Total revenues	$1,489.3	$1,786.4	$(297.1)	(16.6)%	$3.9	(16.8)%
Gross profit:
New vehicle retail sales	$32.5	$38.8	$(6.4)	(16.4)%	$(0.2)	(16.0)%
Used vehicle retail sales	29.7	25.2	4.5	17.9%	0.3	16.9%
Used vehicle wholesale sales	2.2	(2.4)	4.7	193.0%	—	192.5%
Total used	31.9	22.7	9.2	40.3%	0.3	39.1%
Parts and service sales	71.3	89.3	(18.0)	(20.1)%	0.4	(20.6)%
F&I, net	32.6	42.2	(9.6)	(22.7)%	—	(22.8)%
Total gross profit	$168.4	$193.1	$(24.7)	(12.8)%	$0.6	(13.1)%
Gross margin:
New vehicle retail sales	4.3%	4.4%	—%
Used vehicle retail sales	6.0%	4.4%	1.6%
Used vehicle wholesale sales	2.7%	(2.0)%	4.6%
Total used	5.5%	3.3%	2.2%
Parts and service sales	56.4%	56.0%	0.4%
F&I, net	100.0%	100.0%	—%
Total gross margin	11.3%	10.8%	0.5%
Units sold:
Retail new vehicles sold	21,775	27,891	(6,116)	(21.9)%
Retail used vehicles sold	20,741	24,735	(3,994)	(16.1)%
Wholesale used vehicles sold	10,780	15,657	(4,877)	(31.1)%
Total used	31,521	40,392	(8,871)	(22.0)%
Average sales price per unit sold:
New vehicle retail	$34,324	$31,848	$2,476	7.8%	$(15)	7.8%
Used vehicle retail	$24,008	$23,165	$843	3.6%	$155	3.0%
Gross profit per unit sold:
New vehicle retail sales	$1,491	$1,393	$98	7.1%	$(7)	7.6%
Used vehicle retail sales	$1,430	$1,017	$413	40.6%	$12	39.4%
Used vehicle wholesale sales	$209	$(154)	$363	235.1%	$1	234.3%
Total used	$1,012	$563	$449	79.8%	$8	78.3%
F&I PRU	$767	$802	$(35)	(4.3)%	$1	(4.4)%
Other:
SG&A expenses	$127.3	$166.0	$(38.7)	(23.3)%	$0.4	(23.6)%
Adjusted SG&A expenses (1)	$126.1	$165.8	$(39.8)	(24.0)%	$0.5	(24.3)%
SG&A as % gross profit	75.6%	86.0%	(10.4)%
Adjusted SG&A as % gross profit (1)	74.9%	85.9%	(11.0)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data - Brazil
(Unaudited)
(In millions, except unit data)

	Three Months Ended September 30,
	2020	2019	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$31.9	$69.9	$(38.0)	(54.4)%	$(11.2)	(38.3)%
Used vehicle retail sales	10.9	22.6	(11.7)	(51.8)%	(3.9)	(34.7)%
Used vehicle wholesale sales	2.4	4.4	(2.0)	(44.8)%	(0.9)	(24.8)%
Total used	13.4	27.1	(13.7)	(50.6)%	(4.7)	(33.1)%
Parts and service sales	7.9	11.8	(3.8)	(32.5)%	(2.8)	(8.4)%
F&I, net	1.1	1.9	(0.8)	(41.4)%	(0.4)	(20.3)%
Total revenues	$54.3	$110.5	$(56.3)	(50.9)%	$(19.2)	(33.6)%
Gross profit:
New vehicle retail sales	$2.6	$4.5	$(1.9)	(41.3)%	$(0.9)	(20.7)%
Used vehicle retail sales	1.0	1.8	(0.7)	(42.3)%	(0.4)	(21.5)%
Used vehicle wholesale sales	0.2	0.3	(0.1)	(37.1)%	(0.1)	(14.7)%
Total used	1.2	2.1	(0.9)	(41.5)%	(0.4)	(20.5)%
Parts and service sales	3.7	5.2	(1.5)	(29.0)%	(1.3)	(3.6)%
F&I, net	1.1	1.9	(0.8)	(41.4)%	(0.4)	(20.3)%
Total gross profit	$8.6	$13.6	$(5.0)	(36.7)%	$(3.1)	(14.1)%
Gross margin:
New vehicle retail sales	8.3%	6.4%	1.8%
Used vehicle retail sales	9.3%	7.8%	1.5%
Used vehicle wholesale sales	8.0%	7.1%	1.0%
Total used	9.1%	7.7%	1.4%
Parts and service sales	46.1%	43.8%	2.3%
F&I, net	100.0%	100.0%	—%
Total gross margin	15.8%	12.3%	3.6%
Units sold:
Retail new vehicles sold	1,200	2,262	(1,062)	(46.9)%
Retail used vehicles sold	552	1,216	(664)	(54.6)%
Wholesale used vehicles sold	282	430	(148)	(34.4)%
Total used	834	1,646	(812)	(49.3)%
Average sales price per unit sold:
New vehicle retail	$26,558	$30,883	$(4,325)	(14.0)%	$(9,343)	16.2%
Used vehicle retail	$19,766	$18,613	$1,152	6.2%	$(7,001)	43.8%
Gross profit per unit sold:
New vehicle retail sales	$2,196	$1,985	$211	10.6%	$(772)	49.5%
Used vehicle retail sales	$1,840	$1,447	$393	27.2%	$(662)	72.9%
Used vehicle wholesale sales	$696	$726	$(30)	(4.1)%	$(247)	30.0%
Total used	$1,453	$1,258	$195	15.5%	$(522)	56.9%
F&I PRU	$621	$533	$87	16.3%	$(224)	58.3%
Other:
SG&A expenses	$6.9	$11.2	$(4.4)	(38.9)%	$(2.5)	(17.0)%
SG&A as % gross profit	79.8%	82.6%	(2.9)%

Group 1 Automotive, Inc.
Same Store Operating Data - Brazil
(Unaudited)
(In millions, except unit data)

	Nine Months Ended September 30,
	2020	2019	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$109.1	$205.6	$(96.4)	(46.9)%	$(27.4)	(33.6)%
Used vehicle retail sales	38.3	60.7	(22.4)	(36.9)%	(9.6)	(21.1)%
Used vehicle wholesale sales	9.2	11.2	(2.0)	(18.1)%	(2.5)	4.4%
Total used	47.4	71.9	(24.4)	(34.0)%	(12.1)	(17.1)%
Parts and service sales	23.4	35.4	(12.0)	(33.9)%	(6.6)	(15.2)%
F&I, net	3.4	5.6	(2.2)	(39.1)%	(0.9)	(23.2)%
Total revenues	$183.4	$318.3	$(135.0)	(42.4)%	$(47.0)	(27.7)%
Gross profit:
New vehicle retail sales	$7.5	$12.6	$(5.1)	(40.3)%	$(2.0)	(24.6)%
Used vehicle retail sales	2.5	4.7	(2.2)	(46.6)%	(0.7)	(31.8)%
Used vehicle wholesale sales	0.5	0.9	(0.4)	(44.5)%	(0.1)	(28.8)%
Total used	3.0	5.5	(2.6)	(46.3)%	(0.8)	(31.4)%
Parts and service sales	10.3	15.5	(5.2)	(33.4)%	(2.9)	(14.7)%
F&I, net	3.4	5.6	(2.2)	(39.1)%	(0.9)	(23.2)%
Total gross profit	$24.2	$39.2	$(15.0)	(38.3)%	$(6.6)	(21.4)%
Gross margin:
New vehicle retail sales	6.9%	6.1%	0.8%
Used vehicle retail sales	6.5%	7.7%	(1.2)%
Used vehicle wholesale sales	5.2%	7.7%	(2.5)%
Total used	6.3%	7.7%	(1.4)%
Parts and service sales	44.1%	43.8%	0.3%
F&I, net	100.0%	100.0%	—%
Total gross margin	13.2%	12.3%	0.9%
Units sold:
Retail new vehicles sold	3,865	6,866	(3,001)	(43.7)%
Retail used vehicles sold	2,006	3,217	(1,211)	(37.6)%
Wholesale used vehicles sold	1,081	1,319	(238)	(18.0)%
Total used	3,087	4,536	(1,449)	(31.9)%
Average sales price per unit sold:
New vehicle retail	$28,238	$29,938	$(1,701)	(5.7)%	$(7,089)	18.0%
Used vehicle retail	$19,086	$18,861	$225	1.2%	$(4,781)	26.5%
Gross profit per unit sold:
New vehicle retail sales	$1,950	$1,839	$110	6.0%	$(514)	33.9%
Used vehicle retail sales	$1,244	$1,453	$(210)	(14.4)%	$(345)	9.3%
Used vehicle wholesale sales	$444	$656	$(212)	(32.3)%	$(126)	(13.1)%
Total used	$964	$1,222	$(258)	(21.1)%	$(268)	0.9%
F&I PRU	$576	$551	$25	4.6%	$(150)	31.9%
Other:
SG&A expenses	$23.0	$34.4	$(11.4)	(33.1)%	$(6.4)	(14.7)%
Adjusted SG&A expenses (1)	$22.1	$34.4	$(12.3)	(35.7)%	$(6.1)	(17.9)%
SG&A as % gross profit	95.1%	87.8%	7.3%
Adjusted SG&A as % gross profit (1)	91.4%	87.8%	3.7%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(In millions, except per share data)

	Three Months Ended September 30, 2020
	U.S. GAAP	(Gain) loss on extinguishment of debt	Non-GAAP adjusted
(Gain) loss on extinguishment of debt	$3.3	$(3.3)	$—

Income (loss) before income taxes	$161.0	$3.3	$164.3
Less: (Benefit) provision for income taxes	34.6	0.8	35.3
Net income (loss)	126.4	2.6	129.0
Less: Earnings (loss) allocated to participating securities	4.5	0.1	4.6
Net income (loss) available to diluted common shares	$121.9	$2.5	$124.4

Diluted income (loss) per common share	$6.83	$0.14	$6.97

Effective tax rate	21.5%		21.5%

Pretax margin (1)	5.3%		5.4%
(1) Adjusted pretax margin excludes the impact of (gain) loss on extinguishment of debt.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(In millions, except per share data)

	Three Months Ended September 30, 2019
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Asset impairments	Non-GAAP adjusted
SG&A expenses	$353.9	$(11.9)	$(1.3)	$—	$340.8
Asset impairments	$10.3	$—	$—	$(10.3)	$—
Income (loss) from operations	$83.3	$11.9	$1.3	$10.3	$106.7

Income (loss) before income taxes	$49.0	$11.9	$1.3	$10.3	$72.4
Less: (Benefit) provision for income taxes	10.9	2.9	0.3	2.0	16.1
Net income (loss)	38.0	9.0	1.0	8.3	56.3
Less: Earnings (loss) allocated to participating securities	1.4	0.3	—	0.3	2.1
Net income (loss) available to diluted common shares	$36.7	$8.6	$1.0	$8.0	$54.2

Diluted income (loss) per common share	$2.04	$0.48	$0.05	$0.44	$3.02

Effective tax rate	22.3%				22.3%

SG&A as % gross profit (1)	76.0%				73.2%
Operating margin (2)	2.7%				3.4%
Pretax margin (2)	1.6%				2.3%

Same Store SG&A expenses	$348.6	$(11.9)	$(0.7)	$—	$336.0
Same Store SG&A as % gross profit (1)	75.6%				72.8%

Same Store income (loss) from operations	$84.6	$11.9	$0.7	$10.2	$107.4
Same Store operating margin (2)	2.7%				3.5%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin and pretax margin exclude the impact of SG&A reconciling items above and asset impairment charges.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(In millions, except per share data)

		Nine Months Ended September 30, 2020
	U.S. GAAP	Severance costs	Out-of-period adjustment	Asset impairments	(Gain) loss on extinguishment of debt	Non-GAAP adjusted
SG&A expenses	$870.9	$(2.1)	$(10.6)	$—	$—	$858.3
Asset impairments	$23.8	$—	$—	$(23.8)	$—	$—
Income (loss) from operations	$336.0	$2.1	$10.6	$23.8	$—	$372.5
(Gain) loss on extinguishment of debt	$13.7	$—	$—	$—	$(13.7)	$—

Income (loss) before income taxes	$242.2	$2.1	$10.6	$23.8	$13.7	$292.4
Less: (Benefit) provision for income taxes	55.8	0.3	0.8	3.3	3.0	63.3
Net income (loss)	186.4	1.8	9.7	20.6	10.7	229.2
Less: Earnings (loss) allocated to participating securities	6.7	0.1	0.4	0.7	0.4	8.2
Net income (loss) available to diluted common shares	$179.7	$1.7	$9.4	$19.8	$10.3	$220.9

Diluted income (loss) per common share	$10.08	$0.10	$0.53	$1.11	$0.58	$12.40

Effective tax rate	23.1%					21.6%

SG&A as % gross profit (1)	67.7%					66.7%
Operating margin (2)	4.3%					4.7%
Pretax margin (3)	3.1%					3.7%

Same Store SG&A expenses	$843.4	$(2.1)	$(10.6)	$—	$—	$830.7
Same Store SG&A as % gross profit (1)	67.3%					66.3%

Same Store income (loss) from operations	$332.3	$2.1	$10.6	$23.8	$—	$368.8
Same Store operating margin (2)	4.3%					4.8%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items above and asset impairment charges.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items above, asset impairment charges and (gain) loss on extinguishment of debt.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(In millions, except per share data)

	Nine Months Ended September 30, 2019
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Legal matters	Asset impairments	Non-GAAP adjusted
SG&A expenses	$1,020.3	$(17.8)	$4.1	$(2.0)	$—	$1,004.6
Asset impairments	$10.8	$—	$—	$—	$(10.8)	$—
Income (loss) from operations	$267.2	$17.8	$(4.1)	$2.0	$10.8	$293.7

Income (loss) before income taxes	$164.4	$17.8	$(4.1)	$2.0	$10.8	$190.9
Less: (Benefit) provision for income taxes	38.5	4.4	(1.7)	0.5	2.0	43.7
Net income (loss)	125.9	13.4	(2.5)	1.5	8.8	147.2
Less: Earnings (loss) allocated to participating securities	4.7	0.5	(0.1)	0.1	0.3	5.5
Net income (loss) available to diluted common shares	$121.2	$12.9	$(2.4)	$1.5	$8.5	$141.7

Diluted income (loss) per common share	$6.77	$0.72	$(0.13)	$0.08	$0.47	$7.92

Effective tax rate	23.4%					22.9%

SG&A as % gross profit (1)	75.5%					74.3%
Operating margin (2)	3.0%					3.3%
Pretax margin (2)	1.8%					2.1%

Same Store SG&A expenses	$1,005.9	$(17.8)	$0.4	$(1.8)	$—	$986.6
Same Store SG&A as % gross profit (1)	75.3%					73.9%

Same Store income (loss) from operations	$266.5	$17.8	$(0.4)	$1.8	$10.8	$296.6
Same Store operating margin (2)	3.0%					3.4%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin and pretax margin exclude the impact of SG&A reconciling items above and asset impairment charges.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.S.
(Unaudited)
(In millions)

	Three Months Ended September 30, 2019
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Non-GAAP adjusted
SG&A expenses	$285.3	$(11.9)	$(0.8)	$272.6
SG&A as % gross profit (1)	73.7%			70.5%

Same Store SG&A expenses	$282.9	$(11.9)	$(0.5)	$270.5
Same Store SG&A as % gross profit (1)	73.5%			70.3%

	Nine Months Ended September 30, 2020
	U.S. GAAP	Out-of-period adjustment	Non-GAAP adjusted
SG&A expenses	$706.0	$(10.6)	$695.4
SG&A as % gross profit (1)	65.3%		64.3%

Same Store SG&A expenses	$693.1	$(10.6)	$682.5
Same Store SG&A as % gross profit (1)	65.3%		64.3%

	Nine Months Ended September 30, 2019
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Legal matters	Non-GAAP adjusted
SG&A expenses	$809.5	$(17.8)	$4.4	$(1.8)	$794.3
SG&A as % gross profit (1)	72.9%				71.5%

Same Store SG&A expenses	$805.5	$(17.8)	$0.5	$(1.8)	$786.3
Same Store SG&A as % gross profit (1)	73.0%				71.3%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.K.
(Unaudited)
(Dollars in millions)

	Three Months Ended September 30, 2019
	U.S. GAAP	Dealership and real estate transactions	Non-GAAP Adjusted
SG&A expenses	$57.6	$(0.5)	$57.1
SG&A as % gross profit (1)	88.4%		87.7%

Same Store SG&A expenses	$54.4	$(0.2)	$54.2
Same Store SG&A as % gross profit (1)	86.5%		86.2%

	Nine Months Ended September 30, 2020
	U.S. GAAP	Severance costs	Non-GAAP Adjusted
SG&A expenses	$141.8	$(1.2)	$140.6
SG&A as % gross profit (1)	78.0%		77.3%

Same Store SG&A expenses	$127.3	$(1.2)	$126.1
Same Store SG&A as % gross profit (1)	75.6%		74.9%

	Nine Months Ended September 30, 2019
	U.S. GAAP	Dealership and real estate transactions	Non-GAAP Adjusted
SG&A expenses	$175.8	$(0.5)	$175.3
SG&A as % gross profit (1)	87.4%		87.1%

Same Store SG&A expenses	$166.0	$(0.2)	$165.8
Same Store SG&A as % gross profit (1)	86.0%		85.9%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Brazil
(Unaudited)
(In millions)

	Nine Months Ended September 30, 2020
	U.S. GAAP	Severance costs	Non-GAAP adjusted
SG&A expenses	$23.1	$(0.9)	$22.2
SG&A as % gross profit (1)	95.3%		91.7%

Same Store SG&A expenses	$23.0	$(0.9)	$22.1
Same Store SG&A as % gross profit (1)	95.1%		91.4%

	Nine Months Ended September 30, 2019
	U.S. GAAP	Dealership and real estate transactions	Legal matters	Non-GAAP adjusted
SG&A expenses	$35.0	$0.2	$(0.2)	$35.0
SG&A as % gross profit (1)	88.3%			88.3%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.